APPLICATION TO IL ANNUITY AND INSURANCE COMPANY
A Member of the Indianapolis Life Group of Companies

(Any person who knowingly and with intent to injure, defraud any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.)

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CWA:                                POLICY#
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ANNUITY PAYMENTS AND TERMINATION VALUES PROVIDED BY THIS CONTRACT ARE VARIABLE
AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT. VALUES MAY INCREASE OR
DECREASE.

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A. ANNUITANT
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Last Name                   First Name                  Middle or Initial
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Residence Address                 City               State    Zip      County
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Billing Address (If Different)    City               State    Zip      County
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Issue Age  Sex  Birth Date  Birth State   Soc. Sec. or Tax No.   Phone Number
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                  /  /                                           (   )
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B. ANNUITY
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Plan              Amount           Annuity Start Date          Annuity Start Age
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                  $                     /     /
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IS THE ANNUITY APPLIED FOR INTENDED TO REPLACE OR CHANGE ANOTHER ANNUITY OR LIFE
INSURANCE POLICY?
   |_| No  |_| Yes   Company Name_____________________   Policy # ______________
         If required, replacement forms must accompany this application.

|_| Non-Qualified (DO NOT COMPLETE PART C.)
|_| Qualified (COMPLETE ENTIRE APPLICATION.)
|_| Single Premium Immediate Annuity     |_| Life Only
                                         |_| Life ______ Yrs. Certain
                                         |_| Joint & Survivor
                                         |_| ______________

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C. QUALIFIED RETIREMENT PLANS
PENSION PLAN: |_| Corporate          |_|  HR-10

        TYPE: |_| Defined Benefit    |_| Target Benefit    |_| Money Purchase
              |_| Simplified Employee Pension   |_| Profit Sharing   |_| 401 (K)

Exact Name of Plan                           Plan Effective Date
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                                                  /    /
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Trustee
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Plan Mailing Address       City                 State      Zip       County
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INDIVIDUAL PLAN:  |_| Tax Sheltered Annuity (403b)
                  |_| Individual Retirement Annuity   |_| Other  _____________
                              |_| IRA Rollover
                              |_| IRA Transfer


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D. BILLING
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PAYOR (If other than Annuitant)
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PREMIUMS PAYABLE:               |_| Single Premium   |_| Annual  |_| Semi-Annual
Premium Amount $ ___________    |_| Quarterly        |_| Monthly

BILLING FORM:       |_| Check-O-Matic       |_| Premium Notice     |_| List Bill

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E. OWNER/BENEFICIARY
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OWNER (If other than Annuitant)
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Address                    City         State          Zip     County
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Soc. Sec. or Tax No.                          Relationship to Annuitant
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CONTINGENT OWNER (Optional)
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Soc. Sec. or Tax No.                          Relationship to Annuitant
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PRIMARY BENEFICIARY FOR DEATH BENEFIT OR SURVIVOR ANNUITANT (Print full name, date of birth, relationship and date of trust if applicable)
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CONTINGENT BENEFICIARY
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F. PREMIUM ALLOCATION (MUST EQUAL 100%)
In those states where we must return premium payments, we will place the money you allocated to a variable account into the Money Market variable account for a 15-day period following the date on which we credit the initial premium payment to your Contract.

IL ANNUITY AND INSURANCE CO.
_____ Fixed Account

ALGER AMERICAN FAMILY OF FUNDS
_____ Midcap Growth Portfolio
_____ Small Capitalization Portfolio

FIDELITY VIP AND VIP FUND II
_____ Asset Manager Portfolio
_____ Contrafund Portfolio
_____ Index 500 Portfolio
_____ Investment Grade Bond Portfolio
_____ Equity-Income Portfolio
_____ Growth Portfolio
_____ Money Market Portfolio

OCC ACCUMULATION TRUST
_____ Managed Portfolio
_____ Small Cap Portfolio

T. ROWE PRICE FAMILY OF FUNDS
_____ Limited-Term Bond Portfolio
_____ International Stock Portfolio

VAN ECK WORLDWIDE
INSURANCE TRUST
_____ Worldwide Hard Assets Portfolio

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G. DOLLAR COST AVERAGING (VARIABLE ONLY)
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|_|  Transfer from: ______________________ beginning on ________________
(Date may not be the 29th, 30th, or 31st) to:

                     Account                        Amount

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H. AUTOMATIC ACCOUNT BALANCING (VARIABLE ONLY)
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      |_|  YES            |_|  NO
           Allocations are based on the current premium allocation

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I. INTEREST SWEEP FROM FIXED ACCOUNT (VARIABLE ONLY)
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|_| Please transfer interest earned in my Fixed Account to:

                     Account                      Percentage

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                 ----------------               ----------------

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J. TELEPHONE TRANSFER AUTHORIZATION
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|_|   I (we) hereby authorize and direct IL Annuity and Insurance Company to accept telephone instructions from me (us) to make transfers from subaccount to subaccount, change the allocation of future investments, change interest sweep, automatic account balancing, or dollar cost averaging options and/or request partial withdrawals. This authorization is subject to the terms and provisions in the contract and prospectus. IL Annuity will not be held liable for any loss, liability, cost or expense for acting on the telephone instructions. IL Annuity's liability for erroneous transfers, unless clearly contrary to instructions received, will be limited to the correction of the allocations on a current basis. For partial surrenders, IL Annuity's sole responsibility is to send a check to the Owner's address or wire the proceeds to the Owner's account at a commercial bank or to the Owner's account at a member firm of a national securities exchange.

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K. ACKNOWLEDGMENT
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By signing below, the owner understands that:
A. The annuity value may increase or decrease depending on the contract's investment results;
B.    The minimum cash value of the variable accounts is not guaranteed;
C. This annuity is a long term commitment to meet insurance and financial goal; and I acknowledge receipt of the most recent prospectus;
D. The variable annuity applied for is not unsuitable for my insurance investment objectives, financial situation and needs.

NOTICE: The Owner agrees that to the best of his/her knowledge and belief, all statements and answers in this application are complete and true. It is further agreed that these statements and answers will become a part of any contract to be issued. No representative is authorized to modify this agreement or waive any of IL Annuity's rights or requirements. If IL Annuity makes a change in the space designated "Do not write in this space" in order to correct any apparent errors or omissions, it will be approved by acceptance of this contract; however any material changes must be accepted in writing by the Owner, I have read and understand the Acknowledgment and Notice. |_| Please send Statements of Additional Information.

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L. SIGNATURES
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Dated at _________________________ this _________  date of _____________________

(X) ________________________________  (X) ______________________________________
               Signature of                            Signature of
            Proposed Annuitant                Contingent Owner (If applicable)

(X) ________________________________  (X) ______________________________________
         Signature of Owner (If                        Signature of
          other than Annuitant)                    Registered Rep/Agent

(X) ________________________________  (X) ______________________________________
              Printed Name                            Printed Name of
            of Broker Dealer                       Registered Rep/Agent

(X) ________________________________      ______________________________________
              Signature of                              Registered
          Registered Principal                        Rep/Agent Code


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REGISTERED REPRESENTATIVE/AGENT CERTIFICATION

By signing above the Registered Representative/Agent certifies that:
a. The questions contained in this application were asked of the Owner and the answers duly recorded, that this application is complete and true to the best of my knowledge and belief; and
b. I am NASD registered representative and am state licensed for variable annuity contracts where this application is written and delivered; and
c. To the best of my knowledge and belief, the annuity applied for |_| does |_| does not involve replacement of life insurance or annuities. If replacement is involved, submit Replacement Statement(s) if required.


Regular Mail: IL Annuity Service Office
              P.O. Box 34280
              Louisville, KY 40232-4280

Overnight Mail: IL Annuity Service Office
                400 West Market Street
                11th Floor
                Louisville, KY 40202


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